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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 23, 1999


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                             GOODNOISE CORPORATION
            (Exact name of registrant as specified in its charter)


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  FLORIDA                            0-24671                    65-0207877
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
  of incorporation or                                    Identification Number)
  organization)

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1991 BROADWAY, SUITE 200, REDWOOD CITY,                       94063
              CALIFORNIA
 (Address of principal executive offices)                 (Zip Code)

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      Registrant's telephone number, including area code:  (650) 556-9733

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                719 COLORADO AVE., PALO ALTO, CALIFORNIA, 94303
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 23, 1999, related to the private placement of approximately 118,000 shares of Series B Convertible Preferred Stock (the "Series B Shares") for aggregate net proceeds of approximately $31.6 million.

Item 7.  Exhibits.

(a)  Financial statements of business acquired.
     Not applicable.

(b)  Pro forma financial information.
     See exhibit 99.3 for the Unaudited Pro Forma Combined Condensed Financial Information.

(c)  Exhibits.
     Exhibit No.  Description
     -----------  -----------
       3.1* Restated Articles of Incorporation (Incorporated by reference to the Registrant's Current Report on Form 8-K filed on April 6, 1999.

       10.1* Investor Rights Agreement dated March 23, 1999 (Incorporated by reference to the Registrant's Current Report on Form 8-K filed on April 6, 1999.)

       99.1* Unaudited Pro Forma Combined Condensed Financial Information reflecting the acquisition by the Registrant of Creative Fulfillment, Inc. (Incorporated by reference to the Registrant's Current Report on Form 8-K/A filed in April 13, 1999.)

       99.2* Audited Financial Statements of Creative Fulfillment, Inc. (d.b.a. "Emusic") for the fiscal years ended October 31, 1997 and 1998, and unaudited Financial Statements for the three months ended January 31, 1998 and 1999. (Incorporated by reference to the Registrant's Current Report on Form 8-K/A filed in April 13, 1999.)

       99.3 Unaudited Pro Forma Combined Condensed Financial Information reflecting the acquisition by the Registrant of Creative Fulfillment, Inc. and reflecting the private placement of Series B Convertible Preferred Stock.

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     * -Incorporated by reference as indicated.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GOODNOISE CORPORATION



Date:  April 19, 1999                        By: /s/ Joseph Howell
                                                --------------------------------
                                                Joseph Howell, Chief Financial
                                                  Officer

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